EXHIBIT 99.1

CERTIFICATION

Pursuant to Section 906 of the Corporate Fraud Accountability Act of 2002 (18 U.S.C. Section 1350, as adopted), Robert J. Fabbricatore, Chief Executive Officer of CTC Communications Group, Inc. (the "Company"), and John D. Pittenger, the Company's Chief Financial Officer, each hereby certify that, to the best of their knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, and to which this Certification is attached as
Exhibit 99.1 (the "Quarterly Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of this 14th day of August, 2002.


/s/ Robert J. Fabbricatore
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Robert J. Fabbricatore,
Chief Executive Officer


/s/ John D. Pittenger
--------------------------
John D. Pittenger,
Chief Financial Officer